Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter Ended March 31, 2020

Investor Contact

Karen Beyer: (212) 827-4445

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from as indicated by such statements. For example, forward-looking statements related to financial performance, including exposures, reserves and recoverables, could be affected by the frequency and severity of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by, among other things, competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war, and such other factors identified in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

		Page

I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Statement of Operations	2
	- P&C Results—Consecutive Quarters	3
	- Global P&C Results—Consecutive Quarters	4
	- Summary Consolidated Balance Sheets	5
	- Line of Business	6
	- Consolidated Results by Segment	7 - 8

III.	Segment Results
	- North America Commercial P&C Insurance	9
	- North America Personal P&C Insurance	10
	- North America Agricultural Insurance	11
	- Overseas General Insurance	12
	- Global Reinsurance	13
	- Life Insurance	14
	- Corporate	15

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	16
	- Reinsurance Recoverable Analysis	17
	- Investment Portfolio	18 - 21
	- Net Realized and Unrealized Gains (Losses)	22
	- Debt and Capital	23
	- Computation of Basic and Diluted Earnings Per Share	24
	- Book Value and Book Value per Common Share	25

V.	Other Disclosures
	- Non-GAAP Financial Measures	26 - 30
	- Glossary	31

Chubb Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

	Three months ended March 31			Constant $	Constant $
	2020	2019	% Change	2019	% Change
Gross premiums written	$9,752	$9,111	7.0%	$9,082	7.4%
Net premiums written	$7,977	$7,313	9.1%	$7,288	9.5%
P&C net premiums written	$7,332	$6,734	8.9%	$6,708	9.3%
Net premiums earned	$7,794	$7,137	9.2%	$7,114	9.6%
Net investment income	$861	$836	3.1%	$835	3.2%
Adjusted net investment income	$893	$882	1.3%	$881	1.4%
P&C underwriting income	$778	$712	9.3%	$710	9.6%
Agriculture underwriting income	$14	$73	-80.5%	$73	-80.5%
Global P&C (excludes Agriculture) underwriting income	$764	$639	19.5%	$637	20.0%
Core operating income	$1,220	$1,170	4.2%	$1,168	4.4%
Net income	$252	$1,040	-75.8%
Operating cash flow	$1,712	$1,322
P&C combined ratio
Loss and loss expense ratio	59.8%	59.3%
Policy acquisition cost and administrative expense ratio	29.3%	29.9%

Combined ratio	89.1%	89.2%
P&C Current Accident Year (CAY) combined ratio ex Catastrophe losses (Cats)
CAY loss and loss expense ratio ex Cats	58.2%	58.6%
CAY policy acquisition cost and administrative expense ratio ex Cats	29.3%	29.9%

CAY combined ratio ex Cats	87.5%	88.5%
Global P&C CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	57.9%	58.5%
CAY policy acquisition cost and administrative expense ratio ex Cats	29.5%	30.1%

CAY combined ratio ex Cats	87.4%	88.6%
ROE	1.9%	8.1%
Core operating return on equity (ROE)	9.4%	9.2%
Core operating return on tangible equity (ROTE)	15.1%	15.1%
Effective tax rate	46.0%	15.3%
Core operating effective tax rate	16.3%	14.7%
Diluted earnings per share
Net income	$0.55	$2.25	-75.6%
Core operating income	$2.68	$2.54	5.5%
Weighted average basic common shares outstanding	451.9	458.8
Weighted average diluted common shares outstanding	454.5	461.5

			% Change
	March 31	December 31	1Q-20 vs.
	2020	2019	4Q-19
Book value per common share	$115.64	$122.42	-5.5%
Tangible book value per common share	$72.29	$78.14	-7.5%

Financial Highlights	Page 1

Chubb Limited

Statement of Operations—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Consolidated Statements of Operations

						Full Year
	1Q-20	4Q-19	3Q-19	2Q-19	1Q-19	2019
Gross premiums written	$9,752	$9,934	$10,724	$10,355	$9,111	$40,124
Net premiums written	7,977	7,997	8,622	8,343	7,313	32,275
Net premiums earned	7,794	7,935	8,327	7,891	7,137	31,290
Adjusted losses and loss expenses (1)	4,487	4,865	5,066	4,708	4,099	18,738
Realized (gains) losses on crop derivatives	2	—	14	(7)	1	8

Losses and loss expenses	4,485	4,865	5,052	4,715	4,098	18,730
Adjusted policy benefits (2)	185	201	165	164	166	696
Gains (losses) from fair value changes in separate account liabilities	56	(24)	7	3	(30)	(44)

Policy benefits	129	225	158	161	196	740
Policy acquisition costs	1,615	1,542	1,603	1,544	1,464	6,153
Administrative expenses	741	810	752	758	710	3,030
Adjusted net investment income (3)	893	893	910	902	882	3,587
Amortization expense of fair value adjustment on acquired invested assets	(32)	(35)	(37)	(43)	(46)	(161)

Net investment income	861	858	873	859	836	3,426
Adjusted realized gains (losses) (4)	(956)	(55)	(141)	(230)	(96)	(522)
Realized gains (losses) on crop derivatives	(2)	—	(14)	7	(1)	(8)

Net realized gains (losses)	(958)	(55)	(155)	(223)	(97)	(530)
Adjusted interest expense (5)	137	140	143	145	145	573
Amortization benefit of fair value adjustment on acquired long term debt	(5)	(6)	(5)	(5)	(5)	(21)

Interest expense	132	134	138	140	140	552
Gains (losses) from fair value changes in separate account assets	(56)	24	(7)	(3)	30	44
Net realized gains (losses) related to unconsolidated entities	(7)	227	41	219	(4)	483
Other income (expense) - operating	8	19	23	14	13	69

Other income (expense)	(55)	270	57	230	39	596
Amortization expense of purchased intangibles	73	76	76	77	76	305
Chubb integration expenses	—	14	2	4	3	23
Income tax expense	215	169	230	208	188	795

Net income	$252	$1,173	$1,091	$1,150	$1,040	$4,454

(1)	Adjusted losses and loss expenses used throughout this report includes realized gains and losses on crop derivatives.
(2)	Adjusted policy benefits used throughout this report excludes gains and losses from fair value changes in separate account liabilities.
(3)	Adjusted net investment income used throughout this report excludes Amortization expense of fair value adjustment on acquired invested assets.
(4)	Adjusted realized gains (losses) used throughout this report excludes realized gains and losses on crop derivatives.
(5)	Adjusted interest expense used throughout this report excludes Amortization benefit of fair value adjustment on acquired long term debt.

Statement of Operations	Page 2

Chubb Limited

P&C Underwriting Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Chubb Limited P&C Underwriting Results

						Full Year
	1Q-20	4Q-19	3Q-19	2Q-19	1Q-19	2019
P&C underwriting income (Including Corporate and excluding Life Insurance)
Gross premiums written	$9,069	$9,282	$10,082	$9,743	$8,500	$37,607
Net premiums written	7,332	7,375	8,010	7,764	6,734	29,883
Net premiums earned	7,163	7,322	7,729	7,320	6,576	28,947
Adjusted losses and loss expenses	4,285	4,689	4,876	4,519	3,897	17,981
Policy acquisition costs	1,435	1,376	1,427	1,394	1,336	5,533
Administrative expenses	665	724	672	680	631	2,707

P&C underwriting income	$778	$533	$754	$727	$712	$2,726

P&C CAY underwriting income ex Cats	$897	$730	$819	$814	$758	$3,121
% Change versus prior year period
Net premiums written	8.9%	9.0%	6.2%	4.2%	2.9%	5.6%
Net premiums earned	8.9%	6.3%	5.0%	2.9%	1.4%	4.0%
Net premiums written constant $	9.3%	9.8%	7.2%	6.0%	5.1%	7.0%
Net premiums earned constant $	9.3%	7.1%	6.1%	4.9%	3.5%	5.4%
P&C combined ratio
Loss and loss expense ratio	59.8%	64.0%	63.1%	61.7%	59.3%	62.1%
Policy acquisition cost ratio	20.0%	18.8%	18.4%	19.1%	20.3%	19.1%
Administrative expense ratio	9.3%	9.9%	8.7%	9.3%	9.6%	9.4%

Combined ratio	89.1%	92.7%	90.2%	90.1%	89.2%	90.6%

CAY P&C combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	58.2%	61.3%	62.4%	60.5%	58.6%	60.8%
CAY policy acquisition cost and administrative expense ratio ex Cats	29.3%	28.7%	27.1%	28.4%	29.9%	28.4%

CAY combined ratio ex Cats	87.5%	90.0%	89.5%	88.9%	88.5%	89.2%

Other ratios
Net premiums written/gross premiums written	81%	79%	79%	80%	79%	79%
Expense ratio	29.3%	28.7%	27.1%	28.4%	29.9%	28.5%
Expense ratio excluding A&H	27.5%	26.6%	25.1%	26.3%	28.0%	26.4%
Catastrophe reinstatement premiums (expensed) collected—pre-tax	$—	$(14)	$2	$—	$—	$(12)
Catastrophe losses—pre-tax	$237	$416	$234	$275	$250	$1,175
Favorable prior period development (PPD)—pre-tax	$(118)	$(233)	$(167)	$(188)	$(204)	$(792)
Impact of catastrophe losses on P&C combined ratio—Unfavorable	3.3%	5.9%	3.0%	3.8%	3.8%	4.1%
Impact of PPD on P&C combined ratio—Favorable	-1.7%	-3.2%	-2.3%	-2.6%	-3.1%	-2.7%
Impact of Cats and PPD on P&C combined ratio—Unfavorable	1.6%	2.7%	0.7%	1.2%	0.7%	1.4%

P&C Results	Page 3

Chubb Limited

Global P&C Underwriting Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 9), North America Personal P&C Insurance segment (refer to page 10), Overseas General Insurance segment (refer to page 12), Global Reinsurance segment (refer to page 13), and Corporate (refer to page 15). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

Global P&C (Including Corporate and excluding Agriculture)

						Full Year
	1Q-20	4Q-19	3Q-19	2Q-19	1Q-19	2019
Global P&C underwriting income
Gross premiums written	$8,849	$9,000	$8,810	$9,101	$8,281	$35,192
Net premiums written	7,175	7,099	7,072	7,298	6,604	28,073
Net premiums earned	7,069	6,901	6,788	6,942	6,521	27,152
Adjusted losses and loss expenses	4,220	4,236	3,996	4,210	3,923	16,365
Policy acquisition costs	1,424	1,382	1,371	1,367	1,329	5,449
Administrative expenses	661	727	668	676	630	2,701

Global P&C underwriting income	$764	$556	$753	$689	$639	$2,637

Global P&C CAY underwriting income ex Cats	$889	$789	$797	$774	$744	$3,104
% Change versus prior year period
Net premiums written	8.6%	8.0%	6.2%	3.3%	2.6%	5.0%
Net premiums earned	8.4%	5.0%	4.4%	2.7%	1.2%	3.3%
Net premiums written constant $	9.1%	8.9%	7.3%	5.3%	4.8%	6.6%
Net premiums earned constant $	8.8%	5.8%	5.6%	4.7%	3.3%	4.9%
Combined ratio
Loss and loss expense ratio	59.7%	61.4%	58.9%	60.6%	60.2%	60.3%
Policy acquisition cost ratio	20.2%	20.0%	20.2%	19.7%	20.4%	20.1%
Administrative expense ratio	9.3%	10.5%	9.8%	9.8%	9.6%	9.9%

Combined ratio	89.2%	91.9%	88.9%	90.1%	90.2%	90.3%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	57.9%	58.1%	58.5%	59.4%	58.5%	58.6%
CAY policy acquisition cost and administrative expense ratio ex Cats	29.5%	30.5%	29.8%	29.4%	30.1%	30.0%

CAY combined ratio ex Cats	87.4%	88.6%	88.3%	88.8%	88.6%	88.6%

Other ratios
Net premiums written/gross premiums written	81%	79%	80%	80%	80%	80%
Expense ratio	29.5%	30.5%	30.0%	29.5%	30.0%	30.0%
Expense ratio excluding A&H	27.7%	28.6%	28.0%	27.4%	28.1%	28.0%
Catastrophe reinstatement premiums (expensed) collected—pre-tax	$—	$(14)	$2	$—	$—	$(12)
Catastrophe losses—pre-tax	$229	$415	$231	$273	$248	$1,167
Favorable prior period development (PPD)—pre-tax	$(104)	$(196)	$(185)	$(188)	$(143)	$(712)

Global P&C	Page 4

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

	March 31	December 31
	2020	2019
Assets
Fixed maturities available for sale, at fair value	$81,530	$85,488
Fixed maturities held to maturity, at amortized cost	12,025	12,581
Equity securities, at fair value	2,068	812
Short-term investments, at fair value	3,586	4,291
Other investments	6,075	6,062

Total investments	105,284	109,234
Cash	1,512	1,537
Securities lending collateral	1,342	994
Insurance and reinsurance balances receivable	10,058	10,357
Reinsurance recoverable on losses and loss expenses	14,898	15,181
Deferred policy acquisition costs	5,162	5,242
Value of business acquired	289	306
Prepaid reinsurance premiums	2,570	2,647
Goodwill and other intangible assets	20,873	21,359
Investments in partially-owned insurance companies	1,346	1,332
Other assets	9,793	8,754

Total assets	$173,127	$176,943

Liabilities
Unpaid losses and loss expenses	$62,214	$62,690
Unearned premiums	16,459	16,771
Future policy benefits	5,776	5,814
Insurance and reinsurance balances payable	6,084	6,184
Securities lending payable	1,342	994
Accounts payable, accrued expenses, and other liabilities	13,463	13,189
Deferred tax liabilities	474	804
Short-term and long-term debt	14,810	14,858
Trust preferred securities	308	308

Total liabilities	120,930	121,612
Shareholders’ equity
Total shareholders’ equity, excl. AOCI	54,290	54,712
Accumulated other comprehensive income (loss) (AOCI)	(2,093)	619

Total shareholders’ equity	52,197	55,331

Total liabilities and shareholders’ equity	$173,127	$176,943

Book value per common share	$115.64	$122.42
% change over prior quarter	-5.5%	1.7%
Tangible book value per common share	$72.29	$78.14
% change over prior quarter	-7.5%	2.5%

Consol Bal Sheet	Page 5

Chubb Limited

Consolidated Net Premiums Written by Line of Business

(in millions of U.S. dollars)

(Unaudited)

				Constant $
	1Q-20	1Q-19	% Change	% Change
Net premiums written
Commercial multiple peril (1)	$241	$219	10.1%	10.1%
Commercial casualty	1,341	1,200	11.8%	11.9%
Workers’ compensation	586	593	-1.3%	-1.3%
Professional liability	912	786	15.9%	16.5%
Surety	150	152	-1.5%	-0.8%
Property and other short-tail lines	1,334	1,157	15.3%	16.6%

Total Commercial P&C	4,564	4,107	11.1%	11.6%
Agriculture	157	130	21.2%	21.2%
Personal automobile	441	421	4.8%	3.1%
Personal homeowners	773	743	4.0%	4.0%
Personal other	418	368	13.7%	15.2%

Total Personal lines	1,632	1,532	6.5%	6.4%
Total Property and Casualty lines	6,353	5,769	10.1%	10.4%
Global A&H lines (2)	1,067	1,073	-0.6%	0.3%
Reinsurance lines	218	202	8.4%	7.9%
Life	339	269	26.1%	26.1%

Total consolidated	$7,977	$7,313	9.1%	9.5%

(1)	Commercial multiple peril represents retail package business (property and general liability).
(2)

For purposes of this schedule only, A&H results from our Combined North America and International businesses, normally included in the Life Insurance and Overseas General Insurance segments, respectively, as well as the A&H results of our North America Commercial P&C segment, are included within the Global A&H lines above.

Line of Business	Page 6

Chubb Limited

Consolidated Results

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q1 2020	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$3,252	$1,107	$157	$2,598	$218	$—	$7,332	$645	$7,977
Net premiums earned	3,376	1,200	94	2,307	186	—	7,163	631	7,794
Adjusted losses and loss expenses	2,181	683	65	1,258	87	11	4,285	202	4,487
Adjusted policy benefits	—	—	—	—	—	—	—	185	185
Policy acquisition costs	492	245	11	642	45	—	1,435	180	1,615
Administrative expenses	259	68	4	258	10	66	665	76	741

Underwriting income (loss)	444	204	14	149	44	(77)	778	(12)	766
Adjusted net investment income	516	66	9	145	54	8	798	95	893
Other income (expense)—operating	3	(2)	—	(4)	15	(16)	(4)	12	8
Amortization expense of purchased intangibles	—	(3)	(7)	(12)	—	(50)	(72)	(1)	(73)

Segment income (loss)	$963	$265	$16	$278	$113	$(135)	$1,500	$94	$1,594

Adjusted interest expense						(137)			(137)
Income tax expense						(237)			(237)

Core operating income (loss)						(509)			1,220
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $5 million tax benefit						(22)			(22)
Adjusted net realized gains (losses), net of $17 million tax benefit (1)						(946)			(946)

Net income (loss)						$(1,477)			$252

Combined ratio	86.8%	83.0%	84.8%	93.5%	76.1%		89.1%
CAY combined ratio ex Cats	86.5%	81.2%	90.9%	89.8%	80.0%		87.5%

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results 2020	Page 7

Chubb Limited

Consolidated Results

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q1 2019	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$2,951	$1,056	$130	$2,395	$202	$—	$6,734	$579	$7,313
Net premiums earned	3,085	1,154	55	2,114	168	—	6,576	561	7,137
Adjusted losses and loss expenses	1,973	757	(26)	1,106	76	11	3,897	202	4,099
Adjusted policy benefits	—	—	—	—	—	—	—	166	166
Policy acquisition costs	459	231	7	596	43	—	1,336	128	1,464
Administrative expenses	240	68	1	249	10	63	631	79	710

Underwriting income (loss)	413	98	73	163	39	(74)	712	(14)	698
Adjusted net investment income	510	64	10	144	56	9	793	89	882
Other income (expense)—operating	5	—	—	(4)	9	(7)	3	10	13
Amortization expense of purchased intangibles	—	(3)	(7)	(11)	—	(55)	(76)	—	(76)

Segment income (loss)	$928	$159	$76	$292	$104	$(127)	$1,432	$85	$1,517

Adjusted interest expense						(145)			(145)
Income tax expense						(202)			(202)

Core operating income (loss)						(474)			1,170
Chubb integration expenses, net of $1 million tax benefit						(2)			(2)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $8 million tax benefit						(33)			(33)
Adjusted net realized gains (losses), net of $5 million tax benefit (1)						(95)			(95)

Net income (loss)						$(604)			$1,040

Combined ratio	86.6%	91.5%	NM	92.3%	76.8%		89.2%
CAY combined ratio ex Cats	87.8%	81.1%	83.9%	91.3%	81.5%		88.5%

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results 2019	Page 8

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

	1Q-20	4Q-19	3Q-19	2Q-19	1Q-19	Full Year 2019
Gross premiums written	$4,211	$4,576	$4,533	$4,518	$3,977	$17,604
Net premiums written	3,252	3,438	3,452	3,534	2,951	13,375
Net premiums earned	3,376	3,262	3,185	3,390	3,085	12,922
Losses and loss expenses	2,181	1,968	2,051	2,214	1,973	8,206
Policy acquisition costs	492	454	459	459	459	1,831
Administrative expenses	259	273	256	259	240	1,028

Underwriting income	444	567	419	458	413	1,857
Net investment income	516	519	532	521	510	2,082
Other income (expense)—operating	3	(1)	1	(2)	5	3

Segment income	$963	$1,085	$952	$977	$928	$3,942

CAY underwriting income ex Cats	$457	$445	$398	$410	$376	$1,629
Combined ratio
Loss and loss expense ratio	64.6%	60.3%	64.4%	65.3%	63.9%	63.5%
Policy acquisition cost ratio	14.6%	13.9%	14.4%	13.6%	14.9%	14.2%
Administrative expense ratio	7.6%	8.4%	8.1%	7.6%	7.8%	7.9%

Combined ratio	86.8%	82.6%	86.9%	86.5%	86.6%	85.6%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	64.2%	64.0%	65.5%	66.7%	65.0%	65.3%
CAY policy acquisition cost and administrative expense ratio ex Cats	22.3%	22.4%	22.1%	21.2%	22.8%	22.1%

CAY combined ratio ex Cats	86.5%	86.4%	87.6%	87.9%	87.8%	87.4%

Catastrophe losses—pre-tax	$118	$102	$88	$137	$94	$421
Favorable prior period development (PPD)—pre-tax	$(105)	$(224)	$(109)	$(185)	$(131)	$(649)
% Change versus prior year period
Net premiums written	10.2%	9.4%	7.9%	6.0%	5.0%	7.1%
Net premiums earned	9.4%	6.0%	5.5%	3.4%	1.9%	4.2%
Other ratios
Net premiums written/gross premiums written	77%	75%	76%	78%	74%	76%
Production by Size—Net premiums written (1)
Major Accounts & Specialty	$1,874	$2,049	$2,043	$2,187	$1,712	$7,991
Commercial	1,378	1,389	1,409	1,347	1,239	5,384

Total	$3,252	$3,438	$3,452	$3,534	$2,951	$13,375

(1)

Major Accounts & Specialty: large corporate accounts and wholesale business. Commercial: principally middle market and small commercial accounts. Certain 2019 businesses, previously reported within Commercial, are now reported within Major Accounts & Specialty to align with 2020 reporting. The reclassifications are immaterial and have no impact to total reported North America Commercial P&C Insurance segment net premiums written.

NA Commercial	Page 9

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance

						Full Year
	1Q-20	4Q-19	3Q-19	2Q-19	1Q-19	2019
Gross premiums written	$1,265	$1,349	$1,422	$1,483	$1,207	$5,461
Net premiums written	1,107	1,171	1,251	1,309	1,056	4,787
Net premiums earned	1,200	1,185	1,187	1,168	1,154	4,694
Losses and loss expenses	683	865	674	747	757	3,043
Policy acquisition costs	245	240	240	237	231	948
Administrative expenses	68	75	72	71	68	286

Underwriting income	204	5	201	113	98	417
Net investment income	66	64	66	64	64	258
Other income (expense)—operating	(2)	(1)	(1)	(1)	—	(3)
Amortization expense of purchased intangibles	(3)	(3)	(3)	(3)	(3)	(12)

Segment income	$265	$65	$263	$173	$159	$660

CAY underwriting income ex Cats	$226	$223	$222	$214	$217	$876
Combined ratio
Loss and loss expense ratio	57.0%	73.0%	56.9%	64.0%	65.5%	64.8%
Policy acquisition cost ratio	20.4%	20.3%	20.2%	20.2%	20.1%	20.2%
Administrative expense ratio	5.6%	6.3%	6.0%	6.1%	5.9%	6.1%

Combined ratio	83.0%	99.6%	83.1%	90.3%	91.5%	91.1%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	55.1%	55.1%	55.1%	55.3%	55.1%	55.1%
CAY policy acquisition cost and administrative expense ratio ex Cats	26.1%	26.3%	26.2%	26.4%	26.0%	26.3%

CAY combined ratio ex Cats	81.2%	81.4%	81.3%	81.7%	81.1%	81.4%

Catastrophe reinstatement premiums expensed—pre-tax	$—	$(11)	$—	$—	$—	$(11)
Catastrophe losses—pre-tax	$21	$214	$83	$117	$129	$543
Unfavorable (favorable) prior period development (PPD)—pre-tax	$1	$(7)	$(62)	$(16)	$(10)	$(95)
% Change versus prior year period
Net premiums written	4.8%	9.2%	2.7%	-2.0%	0.8%	2.4%
Net premiums written adjusted primarily for additional reinsurance	5.1%	4.6%	3.9%	2.4%	2.6%	3.3%
Net premiums earned	3.9%	4.8%	1.7%	1.1%	1.2%	2.2%
Other ratios
Net premiums written/gross premiums written	88%	87%	88%	88%	88%	88%

NA Personal	Page 10

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance

						Full Year
	1Q-20	4Q-19	3Q-19	2Q-19	1Q-19	2019
Gross premiums written	$220	$282	$1,272	$642	$219	$2,415
Net premiums written	157	276	938	466	130	1,810
Net premiums earned	94	421	941	378	55	1,795
Adjusted losses and loss expenses (1)	65	453	880	309	(26)	1,616
Policy acquisition costs	11	(6)	56	27	7	84
Administrative expenses	4	(3)	4	4	1	6

Underwriting income (loss)	14	(23)	1	38	73	89
Net investment income	9	8	8	4	10	30
Other income (expense)—operating	—	—	—	(1)	—	(1)
Amortization expense of purchased intangibles	(7)	(7)	(7)	(7)	(7)	(28)

Segment income (loss)	$16	$(22)	$2	$34	$76	$90

CAY underwriting income (loss) ex Cats	$8	$(59)	$22	$40	$14	$17
Combined ratio
Loss and loss expense ratio	69.6%	107.6%	93.5%	81.9%	NM	90.1%
Policy acquisition cost ratio	11.1%	-1.5%	6.0%	7.3%	NM	4.7%
Administrative expense ratio	4.1%	-0.7%	0.4%	0.9%	NM	0.3%

Combined ratio	84.8%	105.4%	99.9%	90.1%	NM	95.1%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	76.2%	113.6%	91.3%	81.4%	71.1%	93.5%
CAY policy acquisition cost and administrative expense ratio ex Cats	14.7%	0.3%	6.4%	8.2%	12.8%	5.6%

CAY combined ratio ex Cats	90.9%	113.9%	97.7%	89.6%	83.9%	99.1%

Catastrophe losses—pre-tax	$8	$1	$3	$2	$2	$8
Unfavorable (favorable) prior period development (PPD)—pre-tax	$(14)	$(37)	$18	$—	$(61)	$(80)
% Change versus prior year period
Net premiums written	21.2%	40.4%	6.2%	20.1%	19.9%	14.8%
Net premiums earned	71.8%	32.4%	9.8%	7.7%	27.4%	14.4%
Other ratios
Net premiums written/gross premiums written	71%	98%	74%	73%	59%	75%

(1)	Includes Realized gains (losses) on crop derivatives.

NA Agriculture	Page 11

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance

						Full Year
	1Q-20	4Q-19	3Q-19	2Q-19	1Q-19	2019
Gross premiums written	$3,131	$2,964	$2,705	$2,863	$2,876	$11,408
Net premiums written	2,598	2,381	2,228	2,258	2,395	9,262
Net premiums earned	2,307	2,287	2,256	2,225	2,114	8,882
Losses and loss expenses	1,258	1,221	1,154	1,125	1,106	4,606
Policy acquisition costs	642	646	630	629	596	2,501
Administrative expenses	258	262	257	265	249	1,033

Underwriting income	149	158	215	206	163	742
Net investment income	145	145	148	151	144	588
Other income (expense)—operating	(4)	(2)	(3)	(3)	(4)	(12)
Amortization expense of purchased intangibles	(12)	(11)	(11)	(12)	(11)	(45)

Segment income	$278	$290	$349	$342	$292	$1,273

CAY underwriting income ex Cats	$235	$202	$225	$195	$184	$806
Combined ratio
Loss and loss expense ratio	54.5%	53.3%	51.1%	50.6%	52.3%	51.9%
Policy acquisition cost ratio	27.8%	28.3%	28.0%	28.3%	28.2%	28.1%
Administrative expense ratio	11.2%	11.5%	11.4%	11.9%	11.8%	11.6%

Combined ratio	93.5%	93.1%	90.5%	90.8%	92.3%	91.6%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	50.8%	51.5%	50.7%	51.1%	51.3%	51.2%
CAY policy acquisition cost and administrative expense ratio ex Cats	39.0%	39.7%	39.3%	40.1%	40.0%	39.7%

CAY combined ratio ex Cats	89.8%	91.2%	90.0%	91.2%	91.3%	90.9%

Catastrophe reinstatement premiums expensed—pre-tax	$—	$(4)	$—	$—	$—	$(4)
Catastrophe losses—pre-tax	$90	$83	$35	$9	$25	$152
Favorable prior period development (PPD)—pre-tax	$(4)	$(43)	$(25)	$(20)	$(4)	$(92)
% Change versus prior year period
Net premiums written	8.5%	6.3%	7.1%	2.7%	0.4%	4.0%
Net premiums earned	9.2%	4.6%	4.6%	3.0%	0.3%	3.1%
Net premiums written constant $	9.7%	8.8%	10.7%	8.5%	6.0%	8.4%
Net premiums earned constant $	10.5%	6.9%	8.0%	9.2%	6.3%	7.6%
Other ratios
Net premiums written/gross premiums written	83%	80%	82%	79%	83%	81%

				Constant $
Production by Region—Net premiums written	1Q-20	1Q-19	% Change	% Change
Europe	$1,228	$1,106	11.1%	12.2%
Latin America	583	533	9.4%	11.7%
Asia	688	669	2.9%	3.7%
Other (1)	99	87	12.6%	13.4%

Total	$2,598	$2,395	8.5%	9.7%

(1)	Primarily includes Eurasia and Africa, and the company’s international supplemental A&H business of Combined Insurance.

Overseas General Insurance	Page 12

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance

						Full Year
	1Q-20	4Q-19	3Q-19	2Q-19	1Q-19	2019
Gross premiums written	$242	$111	$150	$237	$221	$719
Net premiums written	218	109	141	197	202	649
Net premiums earned	186	167	160	159	168	654
Losses and loss expenses	87	107	79	90	76	352
Policy acquisition costs	45	42	42	42	43	169
Administrative expenses	10	9	9	7	10	35

Underwriting income	44	9	30	20	39	98
Net investment income	54	54	55	55	56	220
Other income (expense)—operating	15	18	16	15	9	58

Segment income	$113	$81	$101	$90	$104	$376

CAY underwriting income ex Cats	$37	$28	$28	$30	$31	$117
Combined ratio
Loss and loss expense ratio	46.5%	64.2%	49.6%	55.9%	45.7%	53.9%
Policy acquisition cost ratio	24.5%	24.7%	26.2%	26.9%	25.4%	25.7%
Administrative expense ratio	5.1%	5.7%	5.3%	4.9%	5.7%	5.4%

Combined ratio	76.1%	94.6%	81.1%	87.7%	76.8%	85.0%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	50.4%	52.5%	49.9%	49.7%	50.5%	50.6%
CAY policy acquisition cost and administrative expense ratio ex Cats	29.6%	30.8%	32.2%	32.0%	31.0%	31.5%

CAY combined ratio ex Cats	80.0%	83.3%	82.1%	81.7%	81.5%	82.1%

Catastrophe reinstatement premiums collected—pre-tax	$—	$1	$2	$—	$—	$3
Catastrophe losses—pre-tax	$—	$16	$25	$10	$—	$51
Unfavorable (favorable) prior period development (PPD)—pre-tax	$(7)	$4	$(25)	$—	$(8)	$(29)
% Change versus prior year period
Net premiums written as reported	8.4%	-6.0%	-14.0%	0.2%	4.4%	-3.2%
Net premiums earned as reported	10.4%	-5.8%	1.9%	-5.0%	0.1%	-2.3%
Net premiums written constant $	7.9%	-4.8%	-12.8%	1.3%	6.4%	-1.7%
Net premiums earned constant $	10.2%	-5.0%	3.1%	-3.5%	2.6%	-0.8%
Other ratios
Net premiums written/gross premiums written	90%	99%	94%	83%	91%	90%

Global Reinsurance	Page 13

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance

						Full Year
	1Q-20	4Q-19	3Q-19	2Q-19	1Q-19	2019
Gross premiums written	$683	$652	$642	$612	$611	$2,517
Net premiums written	645	622	612	579	579	2,392
Net premiums earned	631	613	598	571	561	2,343
Losses and loss expenses	202	176	190	189	202	757
Adjusted policy benefits	185	201	165	164	166	696
Policy acquisition costs	180	166	176	150	128	620
Administrative expenses	76	86	80	78	79	323
Net investment income	95	95	92	97	89	373

Life Insurance underwriting income (1)	83	79	79	87	75	320
Other income (expense)—operating	12	11	17	10	10	48
Amortization expense of purchased intangibles	(1)	—	(1)	(1)	—	(2)

Segment income	$94	$90	$95	$96	$85	$366

% Change versus prior year period
Net premiums written	11.4%	6.9%	8.5%	2.5%	3.5%	5.3%
Net premiums earned	12.6%	6.6%	8.7%	3.4%	3.9%	5.6%
Net premiums written constant $	11.3%	6.8%	9.1%	4.3%	5.2%	6.4%
Net premiums earned constant $	12.5%	6.5%	9.3%	5.2%	5.5%	6.6%

(1)

We assess the performance of our Life Insurance business based on Life Insurance underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.

International life insurance net premiums written and deposits breakdown (excludes Combined North America and Life reinsurance businesses):

				Constant $
	1Q-20	1Q-19	% Change	% Change
International life insurance net premiums written	$295	$227	29.9%	29.8%
International life insurance deposits (2)	443	321	37.9%	36.7%

Total international life insurance net premiums written and deposits	$738	$548	34.6%	33.8%

International life insurance segment income	$45	$34	30.7%	30.7%

(2)

Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life Insurance	Page 14

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Corporate

						Full Year
	1Q-20	4Q-19	3Q-19	2Q-19	1Q-19	2019
Gross premiums written	$—	$—	$—	$—	$—	$—
Net premiums written	—	—	—	—	—	—
Net premiums earned	—	—	—	—	—	—
Losses and loss expenses	11	75	38	34	11	158
Policy acquisition costs	—	—	—	—	—	—
Administrative expenses	66	108	74	74	63	319

Underwriting loss	(77)	(183)	(112)	(108)	(74)	(477)
Adjusted net investment income	8	8	9	10	9	36
Other income (expense)—operating	(16)	(6)	(7)	(4)	(7)	(24)
Adjusted interest expense	(137)	(140)	(143)	(145)	(145)	(573)
Amortization expense of purchased intangibles	(50)	(55)	(54)	(54)	(55)	(218)
Income tax expense	(237)	(173)	(219)	(216)	(202)	(810)

Core operating loss	(509)	(549)	(526)	(517)	(474)	(2,066)
Chubb integration expenses, net of tax	—	(12)	(2)	(3)	(2)	(19)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(22)	(25)	(24)	(32)	(33)	(114)
Adjusted net realized gains (losses), net of tax (1)	(946)	170	(119)	(10)	(95)	(54)

Net loss	$(1,477)	$(416)	$(671)	$(562)	$(604)	$(2,253)

Unfavorable prior period development (PPD)—pre-tax	$11	$74	$36	$33	$10	$153

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Corporate	Page 15

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio
Balance at December 31, 2018	$62,960	$14,689	$48,271
Losses and loss expenses incurred	5,261	1,163	4,098
Losses and loss expenses paid	(5,197)	(1,178)	(4,019)	98%
Other (incl. foreign exch. revaluation)	119	33	86

Balance at March 31, 2019	$63,143	$14,707	$48,436
Losses and loss expenses incurred	5,758	1,043	4,715
Losses and loss expenses paid	(5,581)	(1,489)	(4,092)	87%
Other (incl. foreign exch. revaluation)	(115)	(28)	(87)

Balance at June 30, 2019	$63,205	$14,233	$48,972
Losses and loss expenses incurred	6,783	1,731	5,052
Losses and loss expenses paid	(6,751)	(1,568)	(5,183)	103%
Other (incl. foreign exch. revaluation)	(225)	(64)	(161)

Balance at September 30, 2019	$63,012	$14,332	$48,680
Losses and loss expenses incurred	5,855	990	4,865
Losses and loss expenses paid	(6,382)	(1,203)	(5,179)	106%
Other (incl. foreign exch. revaluation)	205	62	143

Balance at December 31, 2019	$62,690	$14,181	$48,509
Losses and loss expenses incurred	5,569	1,084	4,485
Losses and loss expenses paid	(5,345)	(1,090)	(4,255)	95%
Other (incl. foreign exch. revaluation)	(700)	(135)	(565)

Balance at March 31, 2020	$62,214	$14,040	$48,174
Add net recoverable on paid losses	—	858	(858)

Balance including net recoverable on paid losses	$62,214	$14,898	$47,316

Loss Reserve Rollforward	Page 16

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division

	March 31	December 31
	2020	2019
Reinsurance recoverable on paid losses and loss expenses
Active operations	$748	$887
Brandywine and Other Run-off	177	189

Total	$925	$1,076

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$13,088	$13,223
Brandywine and Other Run-off	1,190	1,198

Total	$14,278	$14,421

Gross reinsurance recoverable
Active operations	$13,836	$14,110
Brandywine and Other Run-off	1,367	1,387

Total	$15,203	$15,497

Provision for uncollectible reinsurance (1)
Active operations	$(176)	$(180)
Brandywine and Other Run-off	(129)	(136)

Total	$(305)	$(316)

Net reinsurance recoverable
Active operations	$13,660	$13,930
Brandywine and Other Run-off	1,238	1,251

Total	$14,898	$15,181

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $3.8 billion.

Reinsurance Recoverable	Page 17

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	March 31		December 31
	2020		2019
Market Value
Fixed maturities available for sale	$81,530		$85,488
Fixed maturities held to maturity	12,471		13,005
Short-term investments	3,586		4,291

Total fixed maturities	$97,587		$102,784

Asset Allocation by Market Value
Treasury / Agency	$4,296	4%	$4,630	5%
Corporate and asset-backed	32,990	33%	34,259	33%
Mortgage-backed	20,252	21%	21,588	21%
Municipal	12,276	13%	12,824	12%
Non-U.S.	24,187	25%	25,192	25%
Short-term investments	3,586	4%	4,291	4%

Total fixed maturities	$97,587	100%	$102,784	100%

Credit Quality by Market Value
AAA	$14,578	15%	$15,714	15%
AA	35,442	36%	37,504	37%
A	18,378	19%	19,236	19%
BBB	13,618	14%	13,650	13%
BB	8,661	9%	9,474	9%
B	6,487	7%	6,897	7%
Other	423	0%	309	0%

Total fixed maturities	$97,587	100%	$102,784	100%

Cost/Amortized Cost
Fixed maturities available for sale	$80,783		$82,580
Fixed maturities held to maturity	12,025		12,581
Short-term investments	3,582		4,291

Subtotal fixed maturities	96,390		99,452
Equity securities	2,068		812
Other investments	6,075		6,062

Total investment portfolio	$104,533		$106,326

Avg. duration of fixed maturities	3.9 years		3.8 years
Avg. market yield of fixed maturities	3.0%		2.7%
Avg. credit quality	A/Aa		A/Aa
Avg. yield on invested assets (1)	3.4%		3.4%

(1)	Calculated using adjusted net investment income.

Investments	Page 18

Chubb Limited

Investment Portfolio—2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Market Value at March 31, 2020
Agency residential mortgage-backed (RMBS)	$130	$16,541	$—	$—	$—	$16,671
Non-agency RMBS	167	38	72	11	9	297
Commercial mortgage-backed	2,887	263	128	6	—	3,284

Total mortgage-backed securities at market value	$3,184	$16,842	$200	$17	$9	$20,252

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at March 31, 2020		S&P Credit Rating
		Investment Grade
		AAA	AA	A	BBB	Total

Asset-backed		$3,061	$418	$49	$73	$3,601
Banks		—	33	2,268	1,370	3,671
Basic Materials		—	—	25	250	275
Communications		—	112	479	1,097	1,688
Consumer, Cyclical		—	379	447	699	1,525
Consumer, Non-Cyclical		61	610	1,690	1,190	3,551
Diversified Financial Services		7	158	362	366	893
Energy		—	73	196	581	850
Industrial		—	14	666	777	1,457
Utilities		—	3	913	441	1,357
All Others		201	320	1,472	1,019	3,012

Total		$3,330	$2,120	$8,567	$7,863	$21,880

Market Value at March 31, 2020			S&P Credit Rating
			Below Investment Grade
			BB	B	CCC	Total

Asset-backed			$2	$17	$5	$24
Banks			—	—	—	—
Basic Materials			357	214	4	575
Communications			833	690	37	1,560
Consumer, Cyclical			957	804	44	1,805
Consumer, Non-Cyclical			1,255	1,252	93	2,600
Diversified Financial Services			174	180	7	361
Energy			575	253	10	838
Industrial			692	681	17	1,390
Utilities			305	26	9	340
All Others			847	724	46	1,617

Total			$5,997	$4,841	$272	$11,110

Investments 2	Page 19

Chubb Limited

Investment Portfolio—3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

March 31, 2020

Non-U.S. Government Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Republic of Korea	$—	$1,040	$—	$—	$—	$1,040
United Kingdom	—	854	—	—	—	854
Canada	808	—	—	—	—	808
Province of Ontario	—	9	621	—	—	630
Kingdom of Thailand	—	—	575	—	—	575
Federative Republic of Brazil	—	—	—	—	515	515
Province of Quebec	—	496	—	—	—	496
United Mexican States	—	—	—	427	—	427
Socialist Republic of Vietnam	—	—	—	—	371	371
Commonwealth of Australia	354	—	3	—	—	357
Other Non-U.S. Government Securities	860	1,443	974	746	773	4,796

Total	$2,022	$3,842	$2,173	$1,173	$1,659	$10,869

Non-U.S. Corporate Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

United Kingdom	$74	$113	$711	$880	$391	$2,169
Canada	103	258	394	517	393	1,665
France	8	38	712	308	44	1,110
United States (1)	—	2	191	251	579	1,023
Australia	102	178	297	143	18	738
Netherlands	45	76	259	138	104	622
Japan	—	46	472	83	—	601
Germany	62	35	108	275	37	517
Switzerland	50	4	219	207	30	510
China	—	—	270	82	59	411
Other Non-U.S. Corporate Securities	350	418	984	1,356	844	3,952

Total	$794	$1,168	$4,617	$4,240	$2,499	$13,318

(1)	Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 20

Chubb Limited

Investment Portfolio—4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	March 31, 2020	Market Value	Rating
1	Wells Fargo & Co	$670	A-
2	Bank of America Corp	614	A-
3	JP Morgan Chase & Co	560	A-
4	Comcast Corp	452	A-
5	Morgan Stanley	417	BBB+
6	AT&T Inc	388	BBB
7	Verizon Communications Inc	387	BBB+
8	HSBC Holdings Plc	381	A
9	Citigroup Inc	378	BBB+
10	Goldman Sachs Group Inc	360	BBB+

Investments 4	Page 21

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended March 31, 2020
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (1)	$(346)	$40	$(306)	$(2,160)	$284	$(1,876)	$(2,506)	$324	$(2,182)
Public equity (1):
Realized gains (losses) on sales	18	(3)	15	—	—	—	18	(3)	15
Mark-to-market	(5)	(8)	(13)	—	—	—	(5)	(8)	(13)
Private equity:
Realized gains (losses) on sales	—	—	—	—	—	—	—	—	—
Mark-to-market	(7)	(9)	(16)	—	—	—	(7)	(9)	(16)

Total investment portfolio	(340)	20	(320)	(2,160)	284	(1,876)	(2,500)	304	(2,196)
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	(560)	—	(560)	—	—	—	(560)	—	(560)
Foreign exchange	(68)	(3)	(71)	(859)	34	(825)	(927)	31	(896)
Partially-owned entities (3)	5	—	5	—	—	—	5	—	5
Other (4)	—	—	—	(14)	3	(11)	(14)	3	(11)

Net gains (losses)	$(963)	$17	$(946)	$(3,033)	$321	$(2,712)	$(3,996)	$338	$(3,658)

(1)

The quarter includes pre-tax realized gains on equity derivatives of $42 million, realized losses on fixed income derivatives of $27 million, realized losses related to the adoption of new accounting guidance that required the acceleration of certain mark-to-market losses on fixed maturities, previously classified as unrealized losses, as realized losses of $150 million ($129 million after-tax) and impairment related to certain securities the company intended to sell subsequent to quarter end of $121 million ($103 million after-tax).

(2)	The quarter includes $125 million of gains on applicable hedges. These gains are both pre-tax and after-tax.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(4)	Other unrealized gains (losses) are primarily related to the company’s postretirement programs.

	Three months ended March 31, 2019
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (5)	$(151)	$8	$(143)	$1,889	$(330)	$1,559	$1,738	$(322)	$1,416
Public equity:
Realized gains (losses) on sales	(22)	5	(17)	—	—	—	(22)	5	(17)
Mark-to-market	57	(10)	47	—	—	—	57	(10)	47
Private equity:
Realized gains (losses) on sales	(2)	—	(2)	—	—	—	(2)	—	(2)
Mark-to-market	(47)	5	(42)	—	—	—	(47)	5	(42)

Total investment portfolio	(165)	8	(157)	1,889	(330)	1,559	1,724	(322)	1,402
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (6)	51	—	51	—	—	—	51	—	51
Foreign exchange	13	(3)	10	147	(7)	140	160	(10)	150
Partially-owned entities (7)	1	—	1	—	—	—	1	—	1
Other (8)	—	—	—	(27)	6	(21)	(27)	6	(21)

Net gains (losses)	$(100)	$5	$(95)	$2,009	$(331)	$1,678	$1,909	$(326)	$1,583

(5)

The quarter includes pre-tax realized losses on derivatives of: $107 million in fixed income and $23 million in public equity. Other-than-temporary impairments for the quarter in realized losses were $13 million pre-tax for fixed maturities.

(6)	The quarter includes $63 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(7)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(8)	Other unrealized gains (losses) are primarily related to the company’s postretirement programs.

Net Gains (Losses)	Page 22

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

	March 31	December 31	December 31
	2020	2019	2018
Financial Debt:
Total short-term debt	$1,300	$1,299	$509
Total long-term debt	13,510	13,559	12,087

Total financial debt	$14,810	$14,858	$12,596
Hybrid debt:
Total trust preferred securities	308	308	308

Total	$15,118	$15,166	$12,904

Capitalization:
Shareholders’ equity	$52,197	$55,331	$50,312
Hybrid debt	308	308	308
Financial debt	14,810	14,858	12,596

Total capitalization	$67,315	$70,497	$63,216

Leverage ratios (based on total capital):
Hybrid debt	0.5%	0.4%	0.5%
Financial debt	22.0%	21.1%	19.9%

Total hybrid & financial debt	22.5%	21.5%	20.4%

Note: As of March 31, 2020, there was $0.7 billion usage of credit facilities on total capacity of $3.1 billion. Subsequently in April 2020, our usage increased to $1.8 billion.

Debt and Capital	Page 23

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended March 31
	2020	2019
Numerator
Core operating income to common shares	$1,220	$1,170
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	(27)	(41)
Tax benefit on amortization adjustment	5	8
Chubb integration expenses, pre-tax	—	(3)
Tax benefit on Chubb integration expenses	—	1
Adjusted net realized gains (losses), pre-tax	(963)	(100)
Tax (expense) benefit on adjusted net realized gains (losses)	17	5

Net income	$252	$1,040

Rollforward of Common Shares Outstanding
Shares—beginning of period	451,971,567	459,203,378
Repurchase of shares	(2,266,150)	(2,753,754)
Shares issued, excluding option exercises	1,092,220	1,167,876
Issued for option exercises	570,145	561,705

Shares—end of period	451,367,782	458,179,205

Denominator
Weighted average shares outstanding (1)	451,868,658	458,805,185
Effect of other dilutive securities	2,651,610	2,731,755

Adj. wtd. avg. shares outstanding and assumed conversions	454,520,268	461,536,940

Basic earnings per share
Core operating income	$2.70	$2.55
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.05)	(0.07)
Chubb integration expenses, net of tax	—	(0.01)
Adjusted net realized gains (losses), net of tax	(2.09)	(0.20)

Net income	$0.56	$2.27

Diluted earnings per share
Core operating income	$2.68	$2.54
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.05)	(0.07)
Chubb integration expenses, net of tax	—	(0.01)
Adjusted net realized gains (losses), net of tax	(2.08)	(0.21)

Net income	$0.55	$2.25

(1)

Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

Earnings per share	Page 24

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

	March 31	December 31	March 31
	2020	2019	2019
Shareholders’ equity	$52,197	$55,331	$52,355
Less: goodwill and other intangible assets, net of tax	19,569	20,012	20,070

Numerator for tangible book value per share	$32,628	$35,319	$32,285

Book value—% change over prior quarter	-5.7%	1.4%	4.1%
Tangible book value—% change over prior quarter	-7.6%	2.2%	6.7%
Denominator	451,367,782	451,971,567	458,179,205

Book value per common share	$115.64	$122.42	$114.27
Tangible book value per common share	$72.29	$78.14	$70.46
Reconciliation of Book Value
Shareholders’ equity, beginning of quarter (1)	$55,268	$54,572	$50,300
Core operating income	1,220	1,040	1,170
Amortization of fair value adjustment of acquired invested assets and long-term debt	(22)	(25)	(33)
Chubb integration expenses	—	(12)	(2)
Adjusted net realized gains (losses) (2)	(946)	170	(95)
Net unrealized gains (losses) on investments	(1,876)	(70)	1,559
Repurchase of shares	(326)	(310)	(367)
Dividend declared on common shares	(340)	(340)	(335)
Cumulative translation gains (losses)	(825)	177	140
Postretirement benefit liability	(11)	(9)	(21)
Other (3)	55	138	39

	$52,197	$55,331	$52,355

(1)	January 1, 2020 included a $63 million after-tax reduction to beginning equity related to the adoption of the current expected credit loss accounting guidance.
(2)	Includes net realized gains (losses) related to unconsolidated entities.
(3)	Other primarily includes proceeds from exercise of stock options and stock compensation, offset by the value of any share cancellations for restricted stock vesting taxes.

Reconciliation Book Value	Page 25

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G—Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

Throughout this document there are various measures presented on a constant-dollar basis (i.e., excludes the impact of foreign exchange). We believe it is useful to evaluate the trends in our results exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

Underwriting income is calculated by subtracting adjusted losses and loss expenses, adjusted policy benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting income and operating ratios to monitor the results of our operations without the impact of certain factors, including net investment income, other income (expense), interest expense, amortization expense of purchased intangibles, Chubb integration expense, income tax expense and adjusted net realized gains (losses).

CAY underwriting income excluding catastrophe losses (Cats) is underwriting income adjusted to exclude Cats and prior period development (PPD). We believe it is useful to exclude Cats, as they are not predictable as to timing and amount, and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. We believe the use of these measures enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

Segment income (loss) includes underwriting income, adjusted net investment income, other income (expense) – operating, and amortization expense of purchased intangibles.

Adjusted losses and loss expenses include realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing impacts underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations, and therefore realized gains (losses) from these derivatives are reclassified to adjusted losses and loss expenses.

Adjusted policy benefits includes gains and losses from fair value changes in separate account assets, as well as the offsetting movement in separate account liabilities, for purposes of reporting Life Insurance underwriting income. The gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other (income) expense. We view gains and losses from fair value changes in both separate account assets and liabilities as part of the results of our underwriting operations, and therefore these gains and losses are reclassified to adjusted policy benefits.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets from the acquisition of The Chubb Corporation (Chubb Corp). We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.

Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment on acquired long-term debt, related to the Chubb Corp acquisition due to the size and complexity of this acquisition.

Other income (expense) – operating excludes from consolidated Other income (expense) the portion of net realized gains and losses related to unconsolidated entities and gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP. Net realized gains (losses) related to unconsolidated entities is excluded from core operating income in order to enhance the understanding of our results of underwriting operations as they are heavily influenced by, and fluctuate in part according to, market conditions. Other income (expense) – operating and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a GAAP basis.

P&C underwriting income and P&C combined ratio exclude the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio include adjusted losses and loss expenses in the ratio numerator. P&C expense ratio and P&C combined ratio include policy acquisition costs and administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on pages 29-30.

CAY P&C combined ratio excluding catastrophe losses excludes Cats and PPD from the P&C combined ratio. We exclude Cats as they are not predictable as to timing and amount and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. The combined ratio numerator is adjusted to exclude Cats, net premiums earned adjustments on PPD, prior period expense adjustments and reinstatement premiums on PPD, and the denominator is adjusted to exclude net premiums earned adjustments on PPD and reinstatement premiums on Cats and PPD. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net premiums earned when calculating the ratios. We believe this measure provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our P&C business that may be obscured by these items. This measure is commonly reported among our peer companies and allows for a better comparison.

Expense ratio excluding accident and health (A&H) excludes the impact of our A&H business from our expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life Insurance and North America Agricultural Insurance segments. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Core operating income, net of tax, excludes from net income, the after-tax impact of adjusted net realized gains (losses), Chubb integration expenses, and the amortization of fair value adjustment of acquired invested assets and long-term debt related to the Chubb Corp acquisition. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) because the amount of these gains (losses) are heavily influenced by, and fluctuate in part according to the availability of market opportunities. We exclude the amortization of the fair value adjustments related to purchased invested assets and long-term debt and Chubb integration expenses due to the size and complexity of this acquisition. These integration expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration expenses facilitates the comparison of our financial results to our historical operating results. References to core operating income measures mean net of tax, whether or not noted.

Core operating effective tax rate is income tax expense excluding tax expense (benefit) on adjusted net realized gains (losses), tax benefit on amortization of fair value of acquired invested assets and debt, and tax benefit on Chubb integration expenses, divided by income excluding adjusted net realized gains (losses) before tax, amortization of fair value of acquired invested assets and debt before tax, and Chubb integration expenses before tax. We believe the use of this measure is meaningful to show the tax on the underlying performance of our insurance business, by excluding the tax on adjusted net realized gains (losses), the tax on amortization of the fair value adjustments related to purchased invested assets and long-term debt and the tax on Chubb integration expenses. Refer to the definition of core operating income, net of tax above for more information on these adjustments.

Book value per common share, is shareholders’ equity divided by the shares outstanding. Tangible book value per common share, is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Book value per common share excluding mark-to-market, excludes unrealized investment gains (losses). Tangible book value per common share excluding mark-to-market, excludes goodwill and other intangible assets, net of tax, as well as unrealized investment gains (losses), net of tax. We exclude unrealized investment gains (losses) because the amount of these gains (losses) is heavily influenced by changes in market conditions, including interest rate changes, and we believe that excluding these gains and losses would highlight the underlying growth in book value and tangible book value.

International life insurance net premiums written and deposits collected includes deposits collected on universal life and investment contracts (life deposits). Life deposits are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Net premiums written adjusted primarily for additional reinsurance is net premiums written in the company’s North America Personal P&C Insurance segment, adjusted to exclude the favorable impact of $3 million of additional reinsurance, reinstatement premiums, and accounting actions in Q1 2019. In addition to excluding additional reinsurance and the accounting actions, we exclude the impact of unearned premium reserve (UPR) transfer. We believe this measure is meaningful to evaluate trends in the underlying business on a comparable basis.

Reconciliation Non-GAAP	Page 26

Chubb Limited

Non-GAAP Financial Measures—2

(in millions of U.S. dollars, except per share data and ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

Core operating effective tax rate

The following table presents the reconciliation of effective tax rate to the Core operating effective tax rate:

						Full Year
	1Q-20	4Q-19	3Q-19	2Q-19	1Q-19	2019
Tax expense, as reported	$215	$169	$230	$208	$188	$795
Less: tax benefit on amortization of fair value of acquired invested assets and debt	(5)	(4)	(8)	(6)	(8)	(26)
Less: tax benefit on Chubb integration expenses	—	(2)	—	(1)	(1)	(4)
Less: tax expense (benefit) on adjusted net realized gains (losses)	(17)	2	19	(1)	(5)	15

Tax expense, adjusted	$237	$173	$219	$216	$202	$810

Income before tax, as reported	$467	$1,342	$1,321	$1,358	$1,228	$5,249
Less: amortization of fair value of acquired invested assets and debt	(27)	(29)	(32)	(38)	(41)	(140)
Less: Chubb integration expenses	—	(14)	(2)	(4)	(3)	(23)
Less: adjusted realized gains (losses)	(956)	(55)	(141)	(230)	(96)	(522)
Less: realized gains (losses) related to unconsolidated entities	(7)	227	41	219	(4)	483

Core operating income before tax	$1,457	$1,213	$1,455	$1,411	$1,372	$5,451

Effective tax rate	46.0%	12.6%	17.4%	15.3%	15.3%	15.1%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt	0.0%	0.0%	0.2%	0.1%	0.1%	0.1%
Adjustment for tax impact of Chubb integration expenses	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Adjustment for tax impact of adjusted net realized gains (losses)	-29.7%	1.6%	-2.5%	-0.1%	-0.7%	-0.3%

Core operating effective tax rate	16.3%	14.2%	15.1%	15.3%	14.7%	14.9%

Core operating income The following table presents the reconciliation of Net income to Core operating income:
						Full Year
	1Q-20	4Q-19	3Q-19	2Q-19	1Q-19	2019
Net income, as reported	$252	$1,173	$1,091	$1,150	$1,040	$4,454
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	(27)	(29)	(32)	(38)	(41)	(140)
Tax benefit on amortization adjustment	5	4	8	6	8	26
Chubb integration expenses, pre-tax	—	(14)	(2)	(4)	(3)	(23)
Tax benefit on Chubb integration expenses	—	2	—	1	1	4
Adjusted realized gains (losses), pre-tax	(956)	(55)	(141)	(230)	(96)	(522)
Net realized gains (losses) related to unconsolidated entities, pre-tax (1)	(7)	227	41	219	(4)	483
Tax (expense) benefit on adjusted net realized gains (losses)	17	(2)	(19)	1	5	(15)

Core operating income	$1,220	$1,040	$1,236	$1,195	$1,170	$4,641

Catastrophe losses—after-tax	$199	$353	$191	$221	$201	$966
Favorable prior period development (PPD)—after-tax	$(94)	$(199)	$(112)	$(152)	$(161)	$(624)
Core operating income per share	$2.68	$2.28	$2.70	$2.60	$2.54	$10.11
Impact of Cats on Core operating income per share—Unfavorable	$(0.44)	$(0.77)	$(0.41)	$(0.48)	$(0.43)	$(2.11)
Impact of PPD on Core operating income per share—Favorable	$0.21	$0.43	$0.24	$0.33	$0.35	$1.36
Impact of Cats and PPD on Core operating income per share—Unfavorable	$(0.23)	$(0.34)	$(0.17)	$(0.15)	$(0.08)	$(0.75)

(1)

Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Reconciliation Non-GAAP 2	Page 27

Chubb Limited

Non-GAAP Financial Measures—3

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

Core operating ROE

Core operating return on equity (ROE) and Core operating return on tangible equity (ROTE) are annualized non-GAAP financial measures. The numerator includes core operating income, net of tax. The denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. For the ROTE calculation, the denominator is also adjusted to exclude goodwill and other intangible assets, net of tax. These measures enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity and tangible equity excluding the effect of unrealized gains and losses on our investments.

			Full Year
	1Q-20	1Q-19	2019
Net income	$252	$1,040	$4,454
Core operating income	$1,220	$1,170	$4,641
Equity—beginning of period, as reported (1)	$55,268	$50,300	$50,300
Less: unrealized gains (losses) on investments, net of deferred tax	2,543	(545)	(545)

Equity—beginning of period, as adjusted	$52,725	$50,845	$50,845

Less: goodwill and other intangible assets, net of tax	$20,012	$20,054	$20,054

Equity—beginning of period, as adjusted ex goodwill and other intangible assets	$32,713	$30,791	$30,791

Equity—end of period, as reported	$52,197	$52,355	$55,331
Less: unrealized gains (losses) on investments, net of deferred tax	667	1,014	2,543

Equity—end of period, as adjusted	$51,530	$51,341	$52,788

Less: goodwill and other intangible assets, net of tax	19,569	20,070	20,012

Equity—end of period, as adjusted ex goodwill and other intangible assets	$31,961	$31,271	$32,776

Weighted average equity, as reported	$53,733	$51,328	$52,816
Weighted average equity, as adjusted	$52,128	$51,093	$51,817
Weighted average equity, as adjusted ex goodwill and other intangible assets	$32,337	$31,031	$31,784
ROE	1.9%	8.1%	8.4%
Core operating ROE	9.4%	9.2%	9.0%
Core operating ROTE	15.1%	15.1%	14.6%
Private equities realized gains (losses), after-tax (2)	$(16)	$(44)	$434
Impact of Private equities if included in Core operating ROE—Favorable (unfavorable) (2)	-0.1 pt	-0.4 pt	0.8 pt

Reconciliation of Book Value and Tangible Book Value per Share, excluding mark-to-market
	March 31	December 31
	2020	2019	% Change
Book value	$52,197	$55,331
Less: unrealized gains (losses) on investments, net of deferred tax	667	2,543

Book value excluding mark-to-market	51,530	52,788
Less: goodwill and other intangible assets, net of tax	19,569	20,012

Tangible book value excluding mark-to-market	$31,961	$32,776

Denominator	451,367,782	451,971,567

Book value per share excluding mark-to-market	$114.16	$116.80	-2.3%
Tangible book value per share excluding mark-to-market	$70.81	$72.52	-2.4%

(1)	January 1, 2020 included a $63 million after-tax reduction to beginning equity related to the adoption of the current expected credit loss accounting guidance.
(2)	We record the change in the fair value mark and gains (losses) on sales of private equity funds as realized gains (losses) instead of investment income.

Reconciliation Non-GAAP 3	Page 28

Chubb Limited

Non-GAAP Financial Measures—4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio

The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

The following tables present the calculation of combined ratio, as reported, for each segment to P&C combined ratio, adjusted for catastrophe losses (Cats) and prior period development (PPD).

Q1 2020		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$2,181	$683	$63	$1,258	$87	$11	$4,283
Realized (gains) losses on crop derivatives		—	—	2	—	—	—	2

Adjusted losses and loss expenses	A	$2,181	$683	$65	$1,258	$87	$11	$4,285

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(118)	(21)	(8)	(90)	—	—	(237)
Reinstatement premiums collected (expensed) on catastrophe losses		—	—	—	—	—	—	—

Catastrophe losses, gross of related adjustments		(118)	(21)	(8)	(90)	—	—	(237)

PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		105	(1)	14	4	7	(11)	118
Net premiums earned adjustments on PPD—unfavorable (favorable)		—	—	3	—	—	—	3
Expense adjustments—unfavorable (favorable)		(1)	—	—	—	—	—	(1)

PPD, gross of related adjustments—favorable (unfavorable)		104	(1)	17	4	7	(11)	120

CAY loss and loss expense ex Cats	B	$2,167	$661	$74	$1,172	$94	$—	$4,168

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$751	$313	$15	$900	$55	$66	$2,100
Expense adjustments—favorable (unfavorable)		1	—	—	—	—	—	1

Policy acquisition costs and administrative expenses, adjusted	D	$752	$313	$15	$900	$55	$66	$2,101

Denominator
Net premiums earned	E	$3,376	$1,200	$94	$2,307	$186		$7,163
Net premiums earned adjustments on PPD—unfavorable (favorable)		—	—	3	—	—		3

Net premiums earned excluding adjustments	F	$3,376	$1,200	$97	$2,307	$186		$7,166

P&C combined ratio
Loss and loss expense ratio	A/E	64.6%	57.0%	69.6%	54.5%	46.5%		59.8%
Policy acquisition cost and administrative expense ratio	C/E	22.2%	26.0%	15.2%	39.0%	29.6%		29.3%

P&C combined ratio		86.8%	83.0%	84.8%	93.5%	76.1%		89.1%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	64.2%	55.1%	76.2%	50.8%	50.4%		58.2%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	22.3%	26.1%	14.7%	39.0%	29.6%		29.3%

CAY P&C combined ratio ex Cats		86.5%	81.2%	90.9%	89.8%	80.0%		87.5%

Combined ratio
Combined ratio								89.1%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								89.1%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 4	Page 29

Chubb Limited

Non-GAAP Financial Measures—5

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Q1 2019		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$1,973	$757	$(27)	$1,106	$76	$11	$3,896
Realized (gains) losses on crop derivatives		—	—	1	—	—	—	1

Adjusted losses and loss expenses	A	$1,973	$757	$(26)	$1,106	$76	$11	$3,897

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(94)	(129)	(2)	(25)	—	—	(250)
Reinstatement premiums collected (expensed) on catastrophe losses		—	—	—	—	—	—	—

Catastrophe losses, gross of related adjustments		(94)	(129)	(2)	(25)	—	—	(250)

PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		131	10	61	4	8	(10)	204
Net premiums earned adjustments on PPD—unfavorable (favorable)		2	—	32	—	—	—	34
Expense adjustments—unfavorable (favorable)		(4)	—	(3)	—	—	—	(7)
PPD reinstatement premiums—unfavorable (favorable)		—	(3)	—	—	—	—	(3)

PPD, gross of related adjustments—favorable (unfavorable)		129	7	90	4	8	(10)	228

CAY loss and loss expense ex Cats	B	$2,008	$635	$62	$1,085	$84	$1	$3,875

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$699	$299	$8	$845	$53	$63	$1,967
Expense adjustments—favorable (unfavorable)		4	—	3	—	—	—	7

Policy acquisition costs and administrative expenses, adjusted	D	$703	$299	$11	$845	$53	$63	$1,974

Denominator
Net premiums earned	E	$3,085	$1,154	$55	$2,114	$168		$6,576
Net premiums earned adjustments on PPD—unfavorable (favorable)		2	—	32	—	—		34
PPD reinstatement premiums—unfavorable (favorable)		—	(3)	—	—	—		(3)

Net premiums earned excluding adjustments	F	$3,087	$1,151	$87	$2,114	$168		$6,607

P&C combined ratio
Loss and loss expense ratio	A/E	63.9%	65.5%	-48.3%	52.3%	45.7%		59.3%
Policy acquisition cost and administrative expense ratio	C/E	22.7%	26.0%	14.7%	40.0%	31.1%		29.9%

P&C combined ratio		86.6%	91.5%	-33.6%	92.3%	76.8%		89.2%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	65.0%	55.1%	71.1%	51.3%	50.5%		58.6%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	22.8%	26.0%	12.8%	40.0%	31.0%		29.9%

CAY P&C combined ratio ex Cats		87.8%	81.1%	83.9%	91.3%	81.5%		88.5%

Combined ratio
Combined ratio								89.2%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								89.2%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 5	Page 30

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

P&C combined ratio: The sum of the loss and loss expense ratio, policy acquisition cost ratio and the administrative expense ratio excluding the life business and including the realized gains and losses on the crop derivatives.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Adjusted net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Total capitalization: The sum of the short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

Chubb integration expenses: Chubb integration expenses comprise legal and professional fees and all other costs directly related to the integration activities of the Chubb Corp acquisition. Chubb integration expenses are incurred by the overall company and are therefore included in Corporate. These costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

Catastrophe losses (Cats): We generally define catastrophe loss events consistent with the definition of the Property Claims Service (PCS) for events in the U.S. and Canada. PCS defines a catastrophe as an event that causes damage of $25 million or more in insured losses and affects a significant number of insureds, including from pandemics such as COVID-19. For events outside of the U.S. and Canada, we generally use a similar definition. Catastrophe loss events are events that occurred in the current calendar year only. Changes in catastrophe loss estimates in the current calendar year that relate to loss events that occurred in previous calendar years are considered prior period development.

Prior period development (PPD) arises from changes to loss estimates recognized in the current year that relate to loss events that occurred in previous calendar years and excludes the effect of losses from the development of earned premium from previous accident years.

Reinstatement premiums are additional premiums paid on certain reinsurance agreements in order to reinstate coverage that had been exhausted by loss occurrences. The reinstatement premium amount is typically a pro rata portion of the original ceded premium paid based on how much of the reinsurance limit had been exhausted.

Net premiums earned adjustments within prior period development are adjustments to the initial premium earned on retrospectively rated policies based on actual claim experience that develops after the policy period ends. The premium adjustments correlate to the prior period loss development on these same policies and are fully earned in the period the adjustments are recorded.

Prior period expense adjustments typically relate to either profit commission reserves or policyholder dividend reserves based on actual claim experience that develops after the policy period ends. The expense adjustments correlate to the prior period loss development on these same policies.

NM: Not meaningful.

Glossary	Page 31